Summary of Significant Accounting Policies (Tables)	9 Months Ended
Sep. 30, 2019
Accounting Policies [Abstract]
Payments to be Received, Maturity
The following tables present future base rent payments on a cash basis due to the Company over the periods indicated. These amounts exclude tenant reimbursements and contingent rent payments, as applicable, that may be collected from certain tenants based on provisions related to sales thresholds and increases in annual rent based on exceeding certain economic indexes, among other items.
As of September 30, 2019:

(In thousands)	Future Base Rent Payments
2019 (remainder)	$22,201
2020	85,858
2021	80,125
2022	71,692
2023	60,793
Thereafter	250,220
Total	$570,889